UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2005 (October 26, 2005)
Endo Pharmaceuticals Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15989 (Commission File Number)	13-4022871 (I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA (Address of principal executive offices)	19317 (Zip Code)
Registrant’s telephone number, including area code           (610) 558-9800
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 26, 2005, the Registrant intends to make a slide presentation at the C.E. Unterberg, Towbin Emerging Growth Life Sciences Conference in New York, New York, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

Exhibit Number	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated October 26, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

	By:	/s/ Caroline b. manogue

		Name:	Caroline B. Manogue
		Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: October 26, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated October 26, 2005